SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2015

YOU HAN DATA TECH COMPANY LTD.

Nevada 000-51973 N/A

(State or other jurisdiction (Commission File Number) (I.R.S. Employer of incorporation) Identification No.)

8-5-128 Jichexiaoqu, Chanchun, Jilin, China

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 949-419-6588

_____________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this report, the terms “Company,” “our company,” “us,” “we” and “our” refer to You Han Data Tech Company Ltd., unless the context requires otherwise

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

On October 30, 2015, the Company appointed Meng Hao as a member of the Board of Directors to serve until the next annual meeting of shareholders.

Mr. Hoe was our past President and a prior member of our Board of Directors. Mr. Hao is 36 years old and in 2004 graduated from the Beijing Jiatong University with a Bachelor's Degree in Management Information and Information Systems. Mr. Hao was employed by Changshu Chang Precious Metals for the last 5 years as an Operations Manager where he was responsible for production and overall exploration.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YOU HAN DATA TECH COMPANY LTD.
(Registrant)

By: /s/ Zongfeng Dai Zongfeng Dai Chief Executive Officer

Dated: November 2, 2015